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                                                               File No. 811-4981

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2)
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             The SMALLCap Fund, Inc.
                             -----------------------
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:
       2)     Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4)     Proposed maximum aggregate value of transaction:
       5)     Total fee paid:

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid: __________________________________________
       2)     Form, Schedule or Registration Statement No.:_____________________
       3)     Filing Party: ____________________________________________________
       4)     Date Filed: ______________________________________________________

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                PLEASE VOTE THE WHITE PROXY CARD FOR MANAGEMENT


                             The SMALLCap Fund, Inc.
                                One South Street
                            Baltimore, Maryland 21202

Dear Fellow Stockholder:                                            May 24, 2002

With the annual meeting less than two weeks away, we are writing again to urge you to vote the enclosed WHITE proxy card FOR the reorganization proposal and FOR the re-election of Joseph Incandela and Robert Greeley. Please call us toll free at (866) 219-9663 if you need more information.

We have told you we believe control of your Fund by Ralph Bradshaw will lead to poorer performance, higher expense ratios and higher discounts to net asset value at which your Fund shares would trade. In our book, that is three strikes against Mr. Bradshaw and his nominees. Please take the time to protect your investment by voting your shares. Even if you only own a few shares, the time you take to complete and return the WHITE proxy card is critical in this proxy contest for the future of your investment.

You should know that Institutional Shareholder Services, Inc. (ISS), a leading independent proxy advisory firm, has just recommended to its clients that they support our position by voting the WHITE proxy card:

     o FOR the reorganization proposal (Proposal 1 on the WHITE proxy card), and

     o FOR the re-election of Joseph Incandela and Robert Greeley (Proposal 2 on the White proxy card).

ISS also recommended that stockholders discard Mr. Bradshaw's green proxy card. We urge you to do the same. We have found Mr. Bradshaw's proxy materials to be inconsistent and inaccurate:

     o Mr. Bradshaw asserts that stockholders will bear a higher expense ratio if the reorganization is approved. That is absolutely false! The expense ratio of the M Class of the Deutsche Small Cap Fund (the "Open-End Fund") into which your Fund would reorganize is estimated to be 1.14%, which is substantially lower than the Fund's current expense ratio of 1.34%.

     o Mr. Bradshaw tries to scare you by alleging that the Open-End Fund may redeem your shares with a basket of illiquid securities instead of cash. Here is the truth! The Open-End Fund is required by law to pay at least the first $250,000 of any redemption request in cash. In addition, the Open-End Fund invests in publicly traded U.S. equity securities which are generally not considered illiquid.

     o Mr. Bradshaw points to the 2% redemption fee as evidence that the reorganization proposal is `negative' and `restrictive'. Don't let him mislead you! The redemption fee is designed to protect those shareholders who choose to remain in the Open-End Fund from bearing the expenses of those who immediately choose to redeem. Even if you choose to redeem, the redemption fee is lower than the current discount, and no brokerage costs would be incurred. Plus, the redemption fee disappears completely after one year.

Please vote the WHITE proxy card FOR the reorganization and FOR the re-election of Messrs. Incandela and Greeley. Do not return any green proxy cards you may receive from Mr. Bradshaw as that would mean that you are voting with him which, we strongly believe, would not be in your best interest. If you have voted on the green proxy card because you did not have enough information at the time, you can reverse that vote by signing, dating and returning the WHITE proxy card.

You should know that your Board will consider all of its options to protect your investment./1/ Your Board has the authority to expand its number by two and to appoint individuals to fill those vacancies. Your Board is actively considering making such appointments prior to the annual meeting.

Your vote is very important to protect your investment no matter how many shares you own!

                                                         Sincerely,


                                                         Joseph J. Incandela
                                                         Chairman

------------------
/1/ Given the importance of this proxy contest, we would like you to know that you may be contacted regarding this proxy contest by members of Deutsche Asset Management or its affiliates, including: Tom Bruns; Tom Eggers; Bill Glavin; Mike Harrington; Daniel O. Hirsch; Gary Kocker; Amy Olmert; Fran Pollack-Matz; Warren Posner and Chip Robison. None of these individuals hold any shares of the Fund.

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Instructions for Voting Your Proxy

The SMALLCap Fund, Inc. offers shareholders three convenient ways of voting their proxies:
[_] By Telephone (using a touch-tone telephone)
[_] Through the Internet (using a browser)      [_] By Mail (traditional method)

Your telephone, fax or Internet vote authorizes the named Proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

---------------------
 TELEPHONE VOTING     Available only until 5:00 p.m. Eastern Daylight Time June
---------------------
                       4, 2002.

..   On a touch-tone telephone, call TOLL FREE 1-800-732-6167, 24 hours a day, 7 days a week
..   You will be asked to enter ONLY the Control Number shown below
..   Have your proxy card ready, then follow the prerecorded instructions
..   Your vote will be confirmed and cast as you directed

---------------------
 INTERNET VOTING      Available only until 5:00 p.m. Eastern Daylight Time June
---------------------
                      4, 2002.

..   Visit the Internet voting Website at http://proxy.georgeson.com
..   Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
..   You will incur only your usual Internet charges

---------------------
 VOTING BY MAIL
---------------------

..   Simply sign and date your proxy card and return it in the postage-paid envelope






            --------------------               --------------------
               CONTROL NUMBER                     COMPANY NUMBER
            --------------------               --------------------


                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO THE SMALLCAP FUND, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE `FOR' PROPOSALS 1 AND 2.

Please mark boxes in blue or black ink.

(1) To approve the reorganization of The SMALLCap Fund, Inc. (the "Fund") into the Deutsche Small Cap Fund, an open-end investment company (the "Small Cap Fund"), pursuant to an Agreement and Plan of Reorganization between the Fund and BT Investment Funds on behalf of Small Cap Fund and as described in the Proxy Statement. Under this Agreement, the Fund would transfer all of its assets to Small Cap Fund, an open-end investment company, in exchange for M Class shares of Small Cap Fund. These shares would be distributed proportionately to you and the other stockholders of the Fund. Small Cap Fund would also assume the Fund's stated liabilities, and the Fund would then be liquidated and dissolved;

         FOR   [_]            AGAINST  [_]         ABSTAIN [_]


(2) To elect as directors of the Fund: Joseph J. Incandela and Robert E. Greeley, for a term of three years and until their successors are duly elected and qualify;

FOR [_]                          WITHHOLD     [_]

         INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name above.

(3) To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPLY USING THE ENCLOSED ENVELOPE.

________________________________________________________
(Title or Authority)

__________________________________________
(Signature)

__________________________________________
(Signature)

Dated: _______________________, 2002
(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

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                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                                      PROXY

                             THE SMALLCAP FUND, INC.
                   One South Street, Baltimore, Maryland 21202

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
               1:00 P.M., Eastern Time, on Wednesday, June 5, 2002

The undersigned holder of common stock of the SMALLCap Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Fran Pollack-Matz and Daniel O. Hirsch, or either of them, with full power of substitution in each of them to attend the Annual Meeting of the Stockholders of the Fund to be held at the Omni Berkshire Place, 21 East 52/nd/ Street at Madison Avenue, New York, NY 10022, on June 5, 2002, at 1:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director and "for" the other proposal as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.